UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                             AMENDED CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 28, 2002


                          eLocity Networks Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)




                       290133 10 7             58-2027283
                       -----------             ----------
                      (CUSIP Number)        (IRS Employer Identification Number)



               26 Blue Anchor Cay Road, Coronado, California 90118
                    (Address of principal executive offices)


                                 (619) 575-7904
              (Registrant's telephone number, including area code)


                        We Are Not Asking You For a Proxy
                                       AND
                    You Are Requested Not to Send Us A Proxy


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         [X ]     Preliminary Information Statement
         [ ]      Confidential, for Use of the Commission
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         [ ]      Definitive Information Statement

                               -------------------
                          eLocity Networks Corporation
                (Name of Registrant as Specified in its Charter)
                              --------------------




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                          ELOCITY NETWORKS CORPORATION
                             26 Blue Anchor Cay Road
                           Coronado, California 90118

                       Notice of Action by Written Consent
                  of a Majority of the Outstanding Common Stock
                          to be taken on June 21, 2002

To the Stockholders of eLocity Networks Corporation:

Notice is hereby given that upon Written Consent by the holder of a majority of the outstanding shares of common stock of eLocity Networks Corporation (the "Company"), the name of the Company will be changed from "eLocity Networks Corporation" to "Diversified Financial Resources Corporation" and the number of authorized $0.001 par value shares of the Common Stock of the Company will be increased from 200,000,000 to 3,000,000,000. The number of preferred shares authorized remains at 2,000,000.

Only stockholders of record at the close of business on May 15, 2002 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                        By Order of the Board of Directors


                                        /s/ Sandra Jorgensen
                                      Sandra Jorgensen, President

This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of eLocity Networks Corporation, a Delaware Corporation ("eLocity "), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of eLocity providing for an amendment to eLocity's Articles of Incorporation changing the name of the Company from "eLocity Networks Corporation" to "Diversified Financial Resources Corporation" and increasing eLocity's authorized common shares from 200,000,000 shares of $0.001 par value common stock to 3,000,000,000 shares of $0.001 par value common stock.

The Board of Directors and an entity owning the majority of the outstanding voting securities of eLocity have unanimously adopted, ratified and approved resolutions to effect the name change and the recapitalization. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendment will be filed and became effective on or about July , 2002.

The authorized shares of Elocity Networks are being increased so that there are sufficient shares available to allow the Company flexibility in its ability to issue shares to raise capital or to acquire additional properties or businesses. The Company has no definitive plans at the present to issue any of the additional 2,800,000,000 shares being authorized by the amendment to its Articles of Incorporation. However, should an opportunity arise to raise additional capital or to make an acquisition which the Board of Directors determines may be beneficial to the Company, the additional shares may be used for that purpose. The change will be effective on or about July , 2002.

The Form 10-KSB for the year ended December 31, 2001, and the Form 10-QSB for the period ended March 31, 2002, filed by eLocity with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. eLocity is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The General Corporation Law of the State of Delaware (The "Delaware Law") does not provide for dissenter's rights of appraisal in connection with the name change or the recapitalization.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 36,727,056 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 23,000,000 (62.6%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the company's outstanding common stock. The shareholder, Blue Anchor Holdings, Inc.,(fka Anchor Holdings, Inc.) has consented to the action required to effect the proposed amendment to the Company's Articles of Incorporation. This consent will be sufficient, without any further action, to provide the necessary stockholder approval ofthe action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of May 15, 2002 by; (i) each of the Company's named Executive Officers and Directors; and (ii) all Directors and Executive Officers as a group:


                NAME AND ADDRESS OF                         NUMBER OF SHARES                      PERCENTAGE OF
                 BENEFICIAL OWNER                          BENEFICIALLY OWNED                      OWNERSHIP1
--------------------------------------------------- ---------------------------------  -----------------------------------
Blue Anchor Holdings, Inc.                                     23,000,000                             62.6%
26 Blue Anchor Cay Road
Coronado, California 90118
Sandra Jorgensen                                               23,000,000                             62.6%
26 Blue Anchor Cay Road
Coronado, California 90118
Officers and Directors                                         23,000,0002                            62.6%
as a group (1 person)




SECURITY OWNERSHIP OF FIVE PERCENT STOCKHOLDERS



The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of May 15, 2002 by each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock are not officers or directors of the Company.

          NAME AND ADDRESS OF BENEFICIAL                    NUMBER OF SHARES                      PERCENTAGE OF
                       OWNER                               BENEFICIALLY OWNED                       OWNERSHIP
--------------------------------------------------- ---------------------------------  -----------------------------------
Richard Surber                                                 2,890,0863                             7.9%
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
Axia Group, Inc.                                                2,140,086                             62.6%
268 West 400 South, Suite 300
Salt Lake City, Utah 84101









1 As of May 15, 2002, the Company had 36,727,056 shares of its common voting stock issued and outstanding.
2 2,140,086 shares are attributed to Sandra Jorgensen as President of Blue Anchor Holdings, Inc.
3 2,140,086 shares are attributed as president of Axia Group, Inc. and 750,000 shares are held directly.

                           VOTE REQUIRED FOR APPROVAL

Section 228 of the Delaware law provides that any action required to be taken at a special or annual meeting of the stockholders of a Delaware corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power. The Shareholder of eLocity owning a majority in excess of 50% of eLocity's issued and outstanding common stock, has executed and approved the Shareholders' Consent Letter authorizing the amendment to eLocity 's Articles of Incorporation changing the name of the Company from "eLocity Networks Corporation" to "Diversified Financial Resources Corporation" and increasing eLocity's authorized common shares from 200,000,000 shares of $0.001 par value common stock to 3,000,000,000 shares of $0.001 par value common stock. (See the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendments. The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on May 15, 2002 the record date for determining shareholders who would have been entitled to notice of, and to vote on, the proposed amendment to eLocity's Articles of Incorporation.

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to eLocity 's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning eLocity , including its S-4 initial registration statement, annual report on Form 10-KSB for the year ended December 31, 2001, and quarterly report on Form 10-QSB for the period ended March 31, 2002, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

                                   SIGNATURES

Dated: May 28, 2002

                            By Order of the Board of Directors



                            /s/ Sandra Jorgensen
                            Sandra Jorgensen, President

                                   Exhibit "A"
                                STATE of DELAWARE
                           CERTIFICATE of AMENDMENT of
                          CERTIFICATE of INCORPORATION

First: That at a meeting of the Board of Directors of eLocity Networks Corporation, a resolution was duly adopted setting forth proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and resulting in the entry of Shareholder Consent to Action without a Meeting by one shareholder owning sixty three percent of the outstanding shares of said corporation approving the proposed action. The resolution setting forth the proposed amendment is as follows:

Resolved, That the following amendments changing the name of the corporation to "Diversified Financial Resources Corporation"and increasing the authorized common stock from 200,000,000 to 3,000,000,000 shares were adopted

Second: The necessary number of shares as required by statute were voted in favor of the amendments.

Third: That the said amendments were duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of said corporation shall not be reduced under or by reason of said amendment.

                                           BY:      /s/Sandra Jorgensen
                                                    Sandra Jorgensen
                                                    President
State of                   )
                           )ss.
County of                  )

On the 21st day of June, 2002, personally appeared before me Sandra Jorgensen who, being duly sworn, deposed and stated that she is the President of eLocity Networks Corporation and that she executed the above Certificate of Amendment of Certificated of Incorporation as President of the said corporation pursuant to a duly adopted resolution of the Board of Directors of the said corporation and a duly adopted consent of the majority shareholder of the corporation

Dated this 21st day of June, 2002
                                             ----------------------------------
                                                             Notary Public
My Commission Expires: